Form N-SAR
Item 770



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid Cap Strategic Growth Fund

Issuer:						Dunkin'Brands Group Inc.

Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Barclay Capital



Underwriting Syndicate Members:		        Morgan Stanley


Date Offering Commenced:			07/27/2011

Date of Purchase:				07/27/2011

Principal Amount of Offering:			$422,750,000


Offering price:					$19.00


Purchase price:					$19.00


Commission, spread or profit:			$1.2350

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $80,655







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid-Cap Strategic Growth Fund

Issuer:						LinkedIn Corp.




Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		JP Morgan




Underwriting Syndicate Members:		        Morgan Stanley



Date Offering Commenced:			11/16/2011


Date of Purchase:				11/16/2011


Principal Amount of Offering:			$621,250,000


Offering price:					$71.00



Purchase price:					$71.00



Commission, spread or profit:			$2.0590


Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $473,215




Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid-Cap Strategic Growth Fund

Issuer:						Groupon, Inc.



Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Goldman Sachs




Underwriting Syndicate Members:		       	Morgan Stanley




Date Offering Commenced:			11/03/2011


Date of Purchase:				11/03/2011


Principal Amount of Offering:			$700,000,000



Offering price:					$20.00




Purchase price:					$20.00




Commission, spread or profit:			$1.2000


Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $469,120








Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid-Cap Strategic Growth Fund

Issuer:						Sun Art Retail Group, Ltd.



Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		UBS AG




Underwriting Syndicate Members:		       	Morgan Stanley




Date Offering Commenced:			07/08/2011


Date of Purchase:				07/08/2011


Principal Amount of Offering:			$1,057,329,127



Offering price:					HKD 7.20




Purchase price:					HKD 7.20





Commission, spread or profit:			HKD 0.18



Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $127,568